[GRAPHIC]

                                            CIGNA HIGH
                                         INCOME SHARES
------------------------------------------------------
                                         Annual Report
                                     December 31, 2002
                                                                    [LOGO] CIGNA

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                                                                               1

Dear Shareholders:
Our report for CIGNA High Income Shares (the "Fund") covering the year ended December 31, 2002 follows.

Management's Discussion and Analysis
For the first six months of the year, the Lehman Brothers High Yield Bond Index (the "Benchmark") returned -4.84%, underperforming the broad Lehman Brothers Aggregate Bond Index return of 3.79% for the same period. High Yield bonds had performed well through the first five months of 2002, but endured a difficult June with a Benchmark return of -7.37% for the month.

>From a credit perspective, downgraded issuers continued to outnumber upgraded issuers, and the debt of fallen angels (downgraded, former investment-grade issues) continued to swell the high yield market. In the Fund's portfolio, there were 5 new defaults reported in the second quarter following the 17 reported in the first quarter.

In the third quarter, it continued to be a difficult environment for high yield bonds as the Benchmark returned -2.93%, underperforming the broad Lehman Brothers Aggregate Bond Index return of 4.58% by 7.51%.

Despite a fourth quarter rally (the Benchmark posted a return of 6.74% for the fourth quarter), 2002 remained a disappointment for investors in below-investment-grade bonds. The Benchmark returned -1.41% for the year, well behind the over 14% gain demonstrated by U.S. intermediate Treasury bonds. Despite the underperformance versus more conservative asset classes, high yield bonds vastly outperformed the equity markets for the year, as indicated by the -16.76% return of the Dow Jones Industrial Average and the S&P 500 Index return of -22.10%.

>From a sector standpoint, losses for the full year were focused among air transport, telecommunications and cable issues. Positive performers were found in the textile, container and capital goods sectors. On the ratings front, high yield bonds continued to be downgraded, with rating agencies on average downgrading approximately seven companies for every one that was upgraded. On the positive side, this ratio is starting to decline from its high of almost 10:1 at mid-year.

Despite the difficult environment, high yield mutual funds experienced positive inflows of approximately $11 billion. High yield issuance for the year exceeded $61 billion, which falls slightly below the average annual new issue volume experienced since 1991. Since 1977, approximately $1 trillion of original-issuance financing has hit the market. The forward calendar is building for 2003, raising hope that liquidity will gradually return to the market.

At December 31, 2002, the average maturity of the Fund was 5.7 years, shorter than the Benchmark maturity of 8.27 years. The Fund's average coupon was 9.2% versus 8.47% for the Benchmark.

The Fund remains broadly diversified, with holdings in 164 issuers. The Fund's leverage during the year remained below 33% of assets and was 28% at December 31, 2002.

In response to lower net investment income, the Fund's monthly dividend was recently reduced in December to 2.3 cents per share from 2.5 cents. This was the fifth reduction for the year from the 4.5 cent monthly dividend that was paid at the beginning of the year. More information on the dividends may be found on page 16.

In the first quarter, the Fund returned 1.85% (based on its net asset value), compared with 1.68% for the Benchmark. While we did a good job selecting industries that produced a number of positive returns, some adverse results from issue selection negatively impacted first quarter results, as did an overweighting in single B rated bonds that underperformed BB rated bonds.

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                                                                               2

For the second quarter, our overweights in consumer products, food, industrials, retail and textile names combined with our underweight in telecommunications and cable helped us to positively impact performance on a relative basis. The Fund returned -6.36% compared with -6.41% for the Benchmark.

The Fund's third quarter result (-9.09% compared with -2.93% for the Benchmark) reversed a positive trend evidenced in the first six months, when the Fund outperformed the Benchmark.

A consistent theme among speculative-grade companies during this period has been the difficulty in accessing capital in the midst of this weak economic environment and extremely volatile financial markets. Banks have been very reluctant to lend and new issuance in the High Yield market has been available to only the most creditworthy borrowers. As a result, the default rate in the High Yield market has been near record high levels of approximately 10% on an annual basis.

The Fund returned 4.88% for the fourth quarter and -9.07% for the year ended December 31, 2002, compared with 6.74% and -1.41%, respectively, for the Benchmark. The Fund's returns, based on the market value of its shares traded on the New York Stock Exchange, were 3.08% and -21.23%, respectively.

We took advantage of the market rally in the last quarter to trim some of our larger positions in riskier, lower-grade credits and to effectively "take profits" in names that we believe now trade above fair value due to technical factors. Proceeds from these sales have been reinvested in higher quality credits that should hold their value as the current rally runs out of steam.

Outlook

Beginning with recovery of the equity markets in October 2002, the high yield market has staged a dramatic rally that even accelerated into the first weeks of the new year. While certainly welcomed, we do not anticipate the pace of the rally will continue. An early, extended "January effect" has taken place, and we expect the market to run out of steam in the near term. That said, the default rate is expected to steadily decline from last year, the U.S. economy is not in a recession, and economic and fiscal stimulus appear to be taking hold on the economy. Given the consensus expectation of higher interest rates by the end of 2003, high yield bonds should outperform other fixed income sectors this year. Over the past 20 years, high yield bond returns have had a low correlation to the 10-year Treasury rate, and have tended to perform well in post-recession, declining default rate environments.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

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                                                                               3

--------------------------------------------------------------------------------
             GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               12/31/92 - 12/31/02

        ----------------------------------------------------------------
                             AVERAGE ANNUAL RETURN

                                         1 Year     5 Year       10 Year
        Market Value                     -21.23%    -11.77%       0.23%
        Net Asset Value                   -9.07%     -9.13%       2.57%
        Lehman Brothers                   -1.41%      0.38%       5.86%
        High Yield Bond Index
        ----------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

Plot Points         Fund           Lehman Brothers High Yield Bond Index
-----------         ----           -------------------------------------

12/31/1992        $10,000                         $10,000
12/31/1993        $12,043                         $11,711
12/31/1994        $11,387                         $11,593
12/31/1995        $14,376                         $13,815
12/31/1996        $17,143                         $15,383
12/31/1997        $19,140                         $17,348
12/31/1998        $18,500                         $17,671
12/31/1999        $15,506                         $18,094
12/31/2000        $13,947                         $17,034
12/31/2001        $12,992                         $17,933
12/31/2002        $10,233                         $17,681

CIGNA High Income Shares (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

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CIGNA High Income Shares Investments in Securities                             4
December 31, 2002

                                                       Principal          Value
                                                            (000)          (000)
-------------------------------------------------------------------------------
BONDS AND NOTES - 135.5%
Auto and Truck - 0.4%
Exide Corp., 10.00%, 2005 (a)                         $    2,000       $    170
Metaldyne Corp., 11.00%, 2012                                495            406
                                                                       --------
                                                                            576
                                                                       --------
Broadcasting & Media - 5.7%
Corus Entertainment, Inc., 8.75%, 2012                       600            635
Dex Media East LLC,
   9.88%, 2009 144A                                          500            535
 12.13%, 2012 144A                                           980          1,085
Echostar DBS Corp.,
   10.38%, 2007                                            1,080          1,169
 9.13%, 2009                                               1,860          1,958
Panamsat Corp., 8.50%, 2012 144A                             420            401
Sinclair Broadcast Group, 8.75%, 2011                      1,200          1,292
Ziff Davis Media, Inc., Step Coupon
   (12.00% to 8/12/04), 2009                                 760            275
                                                                       --------
                                                                          7,350
                                                                       --------
Building Materials - 0.7%
Nortek Holdings, Inc., 8.88%, 2008                           850            869
                                                                       --------
Cable TV - 4.4%
Callahan Nordrhein-Westfalen, 14.00%, 2010 (a)             2,000             75
Charter Communications Holdings LLC,
   8.63%, 2009                                               500            223
 10.00%, 2009                                              3,070          1,366
 10.75%, 2009                                                820            371
CSC Holdings, Inc., 10.50%, 2016                           2,550          2,528
Mediacom Broadband LLC, 11.00%, 2013                         590            599
Renaissance Media Group LLC, Step Coupon
   (0% to 4/15/03), 2008                                     620            490
                                                                       --------
                                                                          5,652
                                                                       --------
Chemicals - 4.8%
Avecia Group PLC, 11.00%, 2009                             1,580          1,232
Equistar Chemicals LP, 10.13%, 2008                          530            482
Huntsman ICI Chemicals, Inc., 10.13%, 2009                 1,490          1,237
ISP Holdings, Inc., 10.63%, 2009                             290            252
Koppers Industry, Inc., 9.88%, 2007                          900            824
Lyondell Chemical Co., 9.63%, 2007                         1,240          1,190
OM Group, Inc., 9.25%, 2011                                1,785            964
                                                                       --------
                                                                          6,181
                                                                       --------
Consumer Products - 4.3%
American Greetings Corp., 11.75%, 2008                       300            329
Falcon Products, Inc., 11.38%, 2009                          400            282
Jostens, Inc., 12.75%, 2010                                1,130          1,283
NBC Acquisition Corp., Step Coupon
   (0% to 2/15/03), 2009                                   1,740          1,566
Remington Products Co., LLC, 11.00%, 2006                  1,240          1,018
United Industries Corp., 9.88%, 2009                       1,085          1,101
                                                                       --------
                                                                          5,579
                                                                       --------
Consumer Services - 2.3%
Service Corp. International, 7.70%, 2009 144A              1,382          1,292
United Rentals, Inc., 9.25%, 2009                          1,210            989
Williams Scotsman, Inc., 9.88%, 2007                         770            712
                                                                       --------
                                                                          2,993
                                                                       --------
Containers & Paper - 5.1%
Georgia-Pacific Corp., 7.50%, 2006                         2,055          1,952
Graham Packaging Holdings Co., Step Coupon
   (0% to 1/15/03), 2009                                   1,410          1,398
MDP Acqusitions PLC, 9.63%, 2012 144A                        850            884
Pliant Corp., 13.00%, 2010                                 1,130          1,037
Smurfit Capital Funding PLC, 7.50%, 2025                   1,050            961
Tembec Industries, Inc., 7.75%, 2012                         390            378
                                                                       --------
                                                                          6,610
                                                                       --------
Construction Machinery - 2.3%
Columbus McKinnon Corp., 8.50%, 2008                       1,860          1,339
H&E Equipment Services LLC, 11.13%, 2012 144A              1,240            930
Terex Corp. 8.88%, 2008                                      800            721
                                                                       --------
                                                                          2,990
                                                                       --------
Diversified Manufacturing - 4.4%
SPX Corp., 7.50%, 2013                                       790            801
Trimas Corp., 9.88%, 2012 144A                             1,580          1,564

The Notes to Financial Statements are an integral part of these statements.

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CIGNA High Income Shares Investments in Securities                             5
December 31, 2002 (Continued)

                                                      Principal          Value
                                                           (000)          (000)
------------------------------------------------------------------------------
Diversified Manufacturing (continued)
Tyco International Group S.A.,
   6.38%, 2005                                       $      260       $    252
 6.38%, 2006                                              1,860          1,804
 6.38%, 2011                                              1,340          1,253
                                                                      --------
                                                                         5,674
                                                                      --------
Energy - 6.5%
Calpine Corp., 8.5%, 2011                                 1,970            857
Chesapeake Energy Corp., 7.75%, 2015 144A                 1,405          1,398
Clark R&M, Inc., 8.63%, 2008                              1,280          1,222
Dresser, Inc., 9.38%, 2011                                1,060          1,065
Nuevo Energy Co., 9.50%, 2008                               790            814
SESI LLC, 8.88%, 2011                                       840            857
Swift Energy Co., 9.38%, 2012                             1,040          1,009
Wolverine Tube, Inc.,
   7.38%, 2008 144A                                         290            267
 10.50%, 2009                                               910            928
                                                                      --------
                                                                         8,417
                                                                      --------
Engineering/R&D Services - 1.0%
URS Corp., 11.50%, 2009 144A                              1,530          1,362
                                                     ----------       --------
Entertainment - 1.6%
Booth Creek Ski Holdings, Inc., 12.50%, 2007              1,090          1,036
Intrawest Corp., 10.50%, 2010                               980          1,029
                                                                      --------
                                                                         2,065
                                                                      --------
Environmental - 2.8%
Allied Waste North America, Inc.,
   8.88%, 2008                                              430            436
 7.88%, 2009                                              2,590          2,551
 10.00%, 2009                                               590            586
                                                                      --------
                                                                         3,573
                                                                      --------
Financial - 8.8%
Americredit Corp., 9.25%, 2009
   9.88%, 2006                                              130            109
 9.25%, 2009 144A                                         1,070            835
Bluewater Finance Ltd., 10.25%, 2012                      1,590          1,558
Capital One Financial Corp., 8.75%, 2007                  1,560          1,525
Dana Credit Corp., 8.38%, 2007 144A                       1,850          1,748
Dollar Financial Group, Inc., 10.88%, 2006                3,400          2,831
Midland Funding II, 11.75%, 2005                          2,700          2,754
                                                                      --------
                                                                        11,360
                                                                      --------
Food & Beverages - 4.9%
American Seafoods Group LLC, 10.13%, 2010                   640            653
Burns Philp & Co., Ltd., 9.75%, 2012 144A                 2,220          2,131
Del Monte Corp., 8.63%, 2012 144A                           610            622
Grupo Azucarero Mexico S.A., 11.50%, 2005 (a)             2,175            109
Premier International Foods PLC, 12.00%, 2009             2,100          2,247
VFB LLC, 10.25%, 2009 (a)                                 3,350            574
                                                                      --------
                                                                         6,336
                                                                      --------
Gaming - 3.4%
Harrah's Operating Co., Inc., 7.88%, 2005                   480            509
Hollywood Casino Shreveport, 13.00%, 2006 (b)               940            959
Jacobs Entertainment, Inc., 11.88%, 2009                    900            931
MGM Grand, Inc.,
   6.95%, 2005                                              470            485
 9.75%, 2007                                                470            519
MGM Mirage, Inc., 6.63%, 2005                               500            512
Park Place Entertainment Corp., 7.50%, 2009                 500            514
                                                                      --------
                                                                         4,429
                                                                      --------
Grocery - 6.9%
Fleming Companies, Inc., 10.13%, 2008                     1,950          1,677
Great Atlantic & Pacific Tea Co., 7.75%, 2007             1,210            871
Nash Finch Co., 8.50%, 2008                               2,430          1,652
Stater Brothers Holdings, Inc., 10.75%, 2006              1,590          1,622
Winn-Dixie Pass-Thru Trust, 8.18%, 2024 144A              3,640          3,167
                                                                      --------
                                                                         8,989
                                                                      --------
Health Care - 5.2%
Extendicare Health Services, Inc., 9.50%,
   2010 144A                                              1,270          1,232
Healthsouth Corp., 7.63%, 2012                            1,210            998
Iasis Healthcare Corp., 13.00%, 2009                      1,930          2,055
Pacificare Health Systems, Inc., 10.75%, 2009               350            375
PSS World Medical, Inc., 8.50%, 2007                        800            826
Res-Care, Inc., 10.63%, 2008                                120             88

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             6
December 31, 2002 (Continued)

                                                         Principal          Value
                                                              (000)          (000)
---------------------------------------------------------------------------------
Health Care (continued)
Sybron Dental Specialties, Inc., 8.13%, 2012            $    1,110       $  1,121
                                                                         --------
                                                                            6,695
                                                                         --------
Home Construction - 0.6%
Champion Home Builders Co., 11.25%, 2007                       910            760
                                                                         --------
Hotels - 6.7%
Felcor Lodging LP,
   9.50%, 2008                                               1,210          1,234
 8.50%, 2011                                                   570            561
Hilton Hotels Corp.,
   8.25%, 2011                                                 590            617
 7.63%, 2012                                                   810            818
Host Marriott Corp.,
   9.25%, 2007                                               1,260          1,273
 7.88%, 2008                                                   250            243
Mandalay Resort Group, 10.25%, 2007                            460            505
Meristar Hospitality Corp., 9.00%, 2008                        570            502
Riviera Holdings Corp., 11.00%, 2010                         2,000          1,800
Starwood Hotels & Resorts Worldwide, Inc., 7.88%,
   2012 144A                                                 1,200          1,188
                                                                         --------
                                                                            8,741
                                                                         --------
Industrial - Other - 2.5%
Blount, Inc., 13.00%, 2009                                   1,560            971
Case Corp., 6.75%, 2007                                        400            306
Eagle-Picher Industries, Inc., 9.38%, 2008                     320            226
Foamex International, Inc., 9.88%, 2007                      1,000            310
Goss Holdings, Inc., 12.25%, 2005 (a)                        2,764             --
Greif Brothers Corp., 8.88%, 2012                              940            996
International Wire Group, Inc., 11.75%, 2005                   810            490
                                                                         --------
                                                                            3,299
                                                                         --------
Insurance - 0.9%
Fairfax Financial Holdings Ltd.,
   7.38%, 2006                                                 440            364
 7.38%, 2018                                                   540            327
Freemont General Corp., 7.88%, 2009                            270            203
TIG Holdings, Inc., 8.13%, 2005                                320            258
                                                                         --------
                                                                            1,152
                                                                         --------
Metals & Mining - 1.7%
Doe Run Resource Corp., 11.25%, 2005 (a)                     4,000            800
Kaiser Aluminium & Chemicals Corp.,
   12.75%, 2003 (a)                                          4,030            302
Murrin Murrin Holdings Ltd., 9.38%, 2007 (a)                 1,325            318
Oregon Steel Mills, Inc., 10.00%, 2009 144A                    720            731
                                                                         --------
                                                                            2,151
                                                                         --------
Oil & Gas - 7.1%
Coastal Corp., 7.50%, 2006                                     800            656
El Paso Corp. 6.75%, 2009                                      800            552
Ferrellgas Partners LP, 8.75%, 2012                            810            838
Magnum Hunter Resources, Inc., 9.60%, 2012                     280            298
Pioneer Natural Resources Co., 6.50%, 2008                     800            822
Tennessee Gas Pipeline Co., 8.38%, 2032                        790            687
Tesoro Petroleum Corp., 9.63%, 2012                            390            253
Vintage Petroleum, Inc.,
   7.88%, 2011                                               1,220          1,190
 8.25%, 2012                                                 1,010          1,050
Williams Cos., Inc.,
   9.25%, 2004                                               2,180          1,733
 8.13%, 2012 144A                                            1,550          1,054
                                                                         --------
                                                                            9,133
                                                                         --------
Packaging - 2.3%
Outsourcing Services Group, Inc., 10.88%, 2006               1,500          1,163
Owens-Brockway, 8.75%, 2012 144A                             1,850          1,878
                                                                         --------
                                                                            3,041
                                                                         --------
Pharmaceuticals - 0.7%
Athena Neurosciences Inc., 7.25%, 2008                         940            512
PerkinElmer, Inc., 8.88%, 2013 144A                            395            389
                                                                         --------
                                                                              901
                                                                         --------
Printing & Publishing - 4.9%
American Media Operation, Inc., 10.25%, 2009                   500            518
Garden State Newspapers, Inc., 8.75%, 2009                   1,030          1,045
Mail-Well I Corp., 8.75%, 2008                                 880            572
Primedia, Inc., 8.88%, 2011                                  1,595          1,443
Quebecor Media Inc., 11.13%, 2011                            1,485          1,368

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             7
December 31, 2002 (Continued)

                                                       Principal          Value
                                                            (000)          (000)
-------------------------------------------------------------------------------
Printing & Publishing (continued)
RH Donnelley Finance Corp., I
   8.88%, 2010 144A                                   $      560       $    599
 10.88%, 2012 144A                                           760            828
                                                                       --------
                                                                          6,373
                                                                       --------
Real Estate Investment Trust - 2.5%
Healthcare REIT, Inc., 8.00%, 2012                         1,230          1,257
Senior Housing Properties Trust, 8.63%, 2012                 780            768
Ventas, Inc.,
   8.75%, 2009                                               780            807
 9.00%, 2012                                                 360            376
                                                                       --------
                                                                          3,208
                                                                       --------
Retail - 2.8%
Carrols Corp., 9.50%, 2008                                 1,360          1,183
Gap, Inc., 10.55% (Coupon change based on
   rating) 2008                                              840            916
Jo-Ann Stores, Inc., 10.38%, 2007                            860            893
K-Mart Corp., 9.38%, 2006 (a)                              4,000            600
                                                                       --------
                                                                          3,592
                                                                       --------
Technology - 2.2%
Amkor Technologies, Inc., 9.25%, 2008                        590            499
Ingram Micro, Inc., 9.88%, 2008                              900            950
ON Semiconductor Corp., 12.00%, 2008 144A                    810            595
Xerox Corp., 5.50%, 2003                                     795            775
                                                                       --------
                                                                          2,819
                                                                       --------
Telecommunications - 3.8%
GCI, Inc., 9.75%, 2007                                       840            672
Insight Midwest LP,
   9.75%, 2009                                             1,230          1,168
 9.75%, 2009 144A                                            200            190
Loral Cyberstar, Inc., 10.00%, 2006                          800            296
Qwest Communications International, Inc.,
   7.50%, 2008                                               920            745
 7.00%, 2009                                                 730            467
 8.88%, 2012 144A                                          1,390          1,348
                                                                       --------
                                                                          4,886
                                                                       --------
Textiles - 1.1%
Supreme International Corp., 12.25%, 2006                  1,420          1,470
                                                                       --------
Transportation - 4.9%
American Commercial Lines LLC,
   11.25%, 2008 (a)                                          542            174
 12.00%, 2008 (a)                                            459             28
Amtran, Inc., 10.50%, 2004                                 1,550            643
Avis Group Holdings, Inc., 11.00%, 2009                    2,125          2,338
Continental Airlines, Inc., 9.50%, 2013                    1,839            946
Delta Air Lines, Inc., 10.43%, 2011                          385            250
Petroleum Helicopters, Inc., 9.38%, 2009                     640            673
TFM S.A. de C.V., 11.75%, 2009                               380            372
US Air 1989 Pass-Thru Trust, 9.82%, 2013 (a)               2,460            988
                                                                       --------
                                                                          6,412
                                                                       --------
Utilities - 8.9%
Avista Corp.,
   7.75%, 2007                                               290            299
 9.75%, 2008                                               1,610          1,590
Illinois Power Corp., 11.50%, 2010 144A                      790            762
Ipalco Enterprises, Inc., 7.38%, 2008                        410            361
Mirant Americas Generation Inc., 7.63%, 2006               1,910          1,003
Pinnacle Partners LP, 8.83%, 2004 144A                     2,200          2,076
Sierra Pacific Power Co., 8.00%, 2008                      1,320          1,236
Southern California Edison Co., 8.95%, 2003                1,440          1,429
USEC, Inc., 6.63%, 2006                                    1,510          1,299
Western Resources, Inc.
   7.88%, 2007                                               860            871
 7.65%, 2023                                                 810            696
                                                                       --------
                                                                         11,622
                                                                       --------
Wireless Communications - 6.4%
Dobson/Sygnet Communications Co., 12.25%, 2008               810            620
Nextel Communications, Inc.,
   9.75%, 2007                                             2,065          1,910
 9.38%, 2009                                               2,185          1,977
Rogers Cantel, Inc., 8.80%, 2007                             420            353
Rogers Wireless, Inc., 9.63%, 2011                           640            605
Telus Corp., 8.00%, 2011                                   1,480          1,421

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                             8
December 31, 2002 (Continued)

                                                           Principal         Value
                                                                (000)         (000)
----------------------------------------------------------------------------------
Wireless Communications (continued)
Triton PCS Corp., 8.75%, 2011                             $    1,670      $  1,353
                                                                          --------
                                                                             8,239
                                                                          --------
Total Bonds and Notes
   (Cost - $208,668)                                                       175,499
                                                                          --------

                                                           Number of
                                                              Shares
                                                              ------
COMMON STOCK - 0.1%
Health Care - 0.1%
Mediq, Inc. (c) (d)                                           11,973            65
                                                                          --------
Industrial - 0.0%
Goss Holdings, Inc., Class B (c)                              64,467            --
                                                                          --------
Total Common Stock
   (Cost - $6,197)                                                              65
                                                                          --------
PREFERRED STOCK - 1.1%
Broadcasting & Media - 0.0%
Ziff Davis Holdings, Inc., 10.00%                                240            --
                                                                          --------
Cable TV - 1.1%
CSC Holdings, Inc., 11.13%                                    14,963         1,392
                                                                          --------
Total Preferred Stock
   (Cost - $1,431)                                                           1,392
                                                                          --------
WARRANTS - 0.1%
Convergent Communications, Inc., Exp. 2008 (a) (c)            30,000            --
Jostens, Inc., Exp. 2010 (c)                                   4,350           130
Orbital Imaging Corp., Exp. 2005 (a) (c)                       4,250            --
Pliant Corp., Exp. 2010 (c)                                    3,700            19
Primus Telecommunications, Inc., Exp. 2004 (c)                 4,250            --
Versatel Telecom B.V., Exp. 2008 (c)                           6,550            --
Ziff Davis Holdings, Inc., Exp. 2003 (c)                      44,000            --
                                                                          --------
Total Warrants
   (Cost - $474)                                                               149
                                                                          --------
                                                           Principal         Value
                                                                (000)         (000)
----------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.5%
General Electric Capital Corp., 1.20%, 1/2/03
   (Cost - $700)                                                 700           700
TOTAL INVESTMENTS IN SECURITIES - 137.3%
   (Total Cost - $217,470) (e)                                             177,805
Liabilities in excess of Cash and Other Assets - (37.3%)                   (48,267)
                                                                          --------
NET ASSETS - 100%                                                         $129,538
                                                                          ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Defaulted securities.
(b) Variable rate security. The rate is as of December 31, 2002.
(c) Non-income producing securities.
(d) Fair valued security.
    Tax Information
(e) At December 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $216,817,661, was as follows:
    Aggregate gross unrealized appreciation for all investments in which
    there was an excess of value over tax cost                             $  6,376,840
    Aggregate gross unrealized depreciation for all investments in which
    there was an excess of tax cost over value                              (45,389,087)
                                                                           ------------
    Unrealized depreciation - net                                          $(39,012,247)
                                                                           ============

Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
December 31, 2002

                Market      % of
                 Value     Market
                 (000)      Value
---------------------------------
Baa/BBB       $ 19,629       11.2%
Ba/BB           50,974       29.1
B/B             90,434       51.5
Below B         14,462        8.2
              --------      -----
              $175,499      100.0%
              ========      =====

*The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                       9

Statement of Assets and Liabilities
December 31, 2002
(In Thousands)

Assets:
Investments in securities at value                      $177,805
Cash                                                          11
Interest and dividends receivable                          4,327
Investment for Trustees' deferred
 compensation plan                                           206
Prepaid insurance                                              1
                                                        --------
  Total assets                                           182,350
                                                        --------
Liabilities:
Loan payable                                              51,000
Dividend payable                                           1,232
Deferred Trustees' fees payable                              206
Advisory fees payable                                        119
Accrued interest payable                                     126
Audit and legal fees payable                                  39
Shareholder reports payable                                   36
Administrative services fees payable                          32
Custodian fees payable                                         9
Transfer agent fees payable                                    6
Other                                                          7
                                                        --------
  Total liabilities                                       52,812
                                                        --------
Net Assets (Equivalent to $2.42 per share based on
   53,559 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $129,538
                                                        ========
Components of Net Assets:
Paid in capital                                         $402,022
Overdistributed net investment income                       (303)
Accumulated net realized loss                           (232,516)
Net unrealized depreciation of investments               (39,665)
                                                        --------
Net Assets                                              $129,538
                                                        ========
Cost of Investments                                     $217,470
                                                        ========

Statement of Operations
For the Year Ended December 31, 2002
(In Thousands)

Investment Income:
Income:
   Interest (net of taxes)                                 $ 22,789
   Dividends                                                    105
                                                           --------
    Total Income                                             22,894
Expenses:
   Investment advisory fees                    $1,530
   Interest expense                             1,510
   Shareholder reports                            202
   Custodian fees                                 109
   Audit and legal fees                            77
   Administrative services fees                    76
   Stock exchange fees                             59
   Transfer agent fees                             54
   Trustees' fees                                  30
   Other                                           14
                                               ------
    Total expenses                             $3,661
                                               ------
Net Investment Income                                        19,233
                                                           --------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized loss from investments                      (110,705)
   Net change in unrealized depreciation of
      investments                                            77,483
                                                           --------
Net Realized and Unrealized Loss on
   Investments                                              (33,222)
                                                           --------
Net Decrease in Net Assets Resulting from
   Operations                                              $(13,989)
                                                           ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      10

Statements of Changes in Net Assets
(In Thousands)

                                             For the Year Ended December 31,
                                             -------------------------------
                                                   2002          2001
                                                   ----          ----
Operations:
Net investment income                            $ 19,233      $ 29,137
Net realized loss from investments               (110,705)      (56,430)
Net change in unrealized depreciation on
   investments                                     77,483        13,352
                                                 --------      --------
Net decrease from operations                      (13,989)      (13,941)
                                                 --------      --------
Dividends and Distributions:
>From net investment income                        (15,130)      (30,284)
>From return of capital                             (4,522)           --
                                                 --------      --------
Total dividends and distributions                 (19,652)      (30,284)
                                                 --------      --------
Capital Share Transactions:
Net increase from 466 and 899 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively      1,486         3,517
                                                 --------      --------
Net increase from Fund share transactions           1,486         3,517
                                                 --------      --------
Net Decrease in Net Assets                        (32,155)      (40,708)
Net Assets:
Beginning of period                               161,693       202,401
                                                 --------      --------
End of period *                                  $129,538      $161,693
                                                 ========      ========
* includes overdistributed net investment
  income of:                                     $   (303)     $ (3,797)
                                                 ========      ========

Statement of Cash Flows
For the Year Ended December 31, 2002
(In Thousands)

Cash Provided (Used) by Financing Activities:
Repayment of borrowing                                $(22,820)
Dividends paid in cash                                 (19,323)
                                                      --------
Total amount used                                      (42,143)
                                                      --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                     (273,850)
Proceeds from sales of portfolio securities            295,024
                                                      --------
Total amount provided                                   21,174
                                                      --------
Net Investment Income (excludes net amortized
   discount and premium and taxes paid of $2,104)       17,129
Net change in receivables/payables related
   to operations                                         4,502
Net purchase of short-term investment securities          (700)
                                                      --------
Total other amounts                                     20,931
                                                      --------
Net decrease in cash                                       (38)
Cash, beginning of period                                   49
                                                      --------
Cash, End of Period                                   $     11
                                                      ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      11

Financial Highlights

                                                                        For the Year Ended December 31,
                                                      ---------------------------------------------------------------------
                                                           2002        2001(c)        2000          1999           1998
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                    $   3.05     $   3.88      $   5.92      $   6.39       $   7.88
Income from investment operations
Net investment income (a)                                   0.36         0.55          0.68          0.81           0.88
Net realized and unrealized loss on investments            (0.62)       (0.81)        (1.99)        (0.46)         (1.49)
                                                        --------     --------      --------      --------       --------
Total from investment operations                           (0.26)       (0.26)        (1.31)         0.35          (0.61)
                                                        --------     --------      --------      --------       --------
Less dividends and distributions:
Dividends from net investment income                       (0.29)       (0.57)        (0.73)        (0.82)         (0.88)
Distributions from capital                                 (0.08)          --            --            --             --
                                                        --------     --------      --------      --------       --------
Total dividends and distributions                          (0.37)       (0.57)        (0.73)        (0.82)         (0.88)
                                                        --------     --------      --------      --------       --------
Net asset value, end of period                          $   2.42     $   3.05      $   3.88      $   5.92       $   6.39
                                                        ========     ========      ========      ========       ========
Market value, end of period                             $   2.32     $   3.36      $   4.19      $   5.38       $   7.25
                                                        ========     ========      ========      ========       ========
Total Investment Return:
Per share market value                                    (21.23)%      (6.85)%      (10.05)%      (16.18)%        (3.35)%
Per share net asset value (b)                              (9.07)%      (7.31)%      (24.21)%        5.78%         (8.31)%
Ratios to Average Net Assets
Expenses (includes interest expense)                        2.53%        3.43%         4.16%         3.40%          3.40%
Expenses (excludes interest expense)                        1.49%        1.26%         1.09%         1.02%          0.97%
Net investment income                                      13.29%       15.56%        13.13%        13.05%         12.05%
Portfolio Turnover                                           134%          82%           38%           49%            56%
Net Assets, End of Period (000 omitted)                 $129,538     $161,693      $202,401      $305,352       $324,289

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        12

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. High Yield Bonds -- The Fund may invest in High Yield Bonds -- i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        13
(Continued)

income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis, which includes amortization of premium and accrual of discount. Securities gains and losses are determined on the basis of identified cost.

E. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of capital loss carryforwards, deferred losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result at December 31, 2002, the Fund increased undistributed (overdistributed) net investment income by $3,913,745, decreased accumulated net realized loss by $608,464 and decreased paid in capital by $4,522,209.

G. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. Loan. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2005. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the year ended December 31, 2002, were $68,577,040, at an average annual interest rate of approximately 2.20%. As of December 31, 2002, the Fund was paying interest at an annual rate of 1.89% on its outstanding borrowings.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                        14
(Continued)

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2002, the Fund paid or accrued $75,541.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 2002, were $270,075,741 and $294,041,166, respectively.

6. Tax Information. As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investments in Securities) on a tax basis consisted of a capital loss carryover of $224,639,434, of which $1,753,142, $28,686,393, $35,363,213,
$55,878,285 and $102,958,401 expire in 2003, 2007, 2008, 2009 and 2010, respectively. For 2002, the Fund had a post-October loss in the amount of $7,403,220. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      15

Report of Independent Accountants

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      16

2002 Tax Information (Unaudited)
During 2002, the Fund declared dividends of $0.368 per share. For federal income tax purposes, this included ordinary income dividends of $0.283 per share and return of capital distributions of $0.085. There were no capital gain distributions. A regular monthly distribution of $0.023, which was declared in December 2002, complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 2002 distribution is still considered a 2002 dividend, even though it was received in January 2003. Dividends reported to you as ordinary income dividends on Form 1099, whether received as stock or cash, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service.

Dividend Rate Change (Unaudited)
The monthly dividend from net investment income of 2.3 cents per share, which the Fund declared on December 16, 2002 and paid on January 10, 2003 to shareholders of record on December 27, 2002, represents a reduction from the 2.5 cents rate the Fund previously paid. During the year ended December 31, 2002, there was an increase in defaulted securities which caused the Fund to writeoff net investment income subsequent to its distribution. This dividend included an amount of approximately 1 cent per share which has been designated as a return of capital for financial accounting purposes (any return of capital for federal income tax purposes will be reported to you separately on your 2002 Form 1099).

Automatic Dividend and Distribution Investment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash, paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below on the following page.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value, equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      17

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders, such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified, from time to time, by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions, although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan, including requests for additional information or an application brochure or general inquiries about your account, should be directed to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                      18
(Unaudited)

Trustees and Officers
Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                                 Number of
Name,                     Position         Length                                                Portfolios in   Other
Address*                  Held with        of Time          Principal Occupation(s) During       Fund Complex    Directorships
And Age                   Fund             Served           Past 5 Years                         Overseen        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.                Trustee          Trustee since    Vice President (Investor Relations,  14              --
Jones                                      1995             Public Relations) and Treasurer,
58                                                          Kaman Corporation
                                                            (helicopters and aircraft
                                                            components, industrial
                                                            distribution)

Paul J.                   Trustee          Trustee since    Special Advisor to Board of          14              Director -- Western
McDonald                                   1995             Directors, Friendly Ice Cream                        Massachusetts
59                                                          Corporation (family restaurants                      Electric Company
                                                            and dairy products)

Marnie                    Trustee          Trustee since    Diocesan Consultant, Episcopal       11              --
Wagstaff                                   2001             Diocese of Connecticut;
Mueller                                                     Previously, Visiting Professor of
64                                                          Health Economics, Wesleyan
                                                            University
Affiliated Trustees and
 Fund Officers

Richard H.                Trustee,         Trustee,         Managing Director, CIGNA             14              Director of various
Forde 49                  Chairman of      Chairman         Retirement & Investment Services,                    subsidiaries of
                          the Board and    and President    Inc. and TimesSquare Capital                         CIGNA Corporation
                          President        since 1998       Management, Inc.

Alfred A.                 Vice President   Officer          CIGNA Funds Treasurer;               14              --
Bingham III               and Treasurer    Since 1982       Assistant Vice President,
58                                                          TimesSquare Capital
                                                            Management, Inc.

Jeffrey S.                Vice President   Officer          Senior Counsel,                      14              --
Winer                     and Secretary    Since 1993       CIGNA Corporation
45

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* All Trustees and officers have an address c/o TimesSquare Capital Management,
Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

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CIGNA High Income Shares                                                      19

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

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CIGNA High Income Shares                                      ------------------
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